UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2009 (March 18, 2009)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 18, 2009, Alcoa Inc. (“Alcoa”) entered into an Underwriting Agreement (the “Common Stock Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated (the “Representatives”), as representatives of the several underwriters named therein, for the issuance and sale by Alcoa of 150,000,000 shares (the “Firm Shares”) of its common stock, par value $1.00 per share (the “Common Stock”), and granted the underwriters an option exercisable for a period of 30 days to purchase up to 22,500,000 additional shares of Common Stock to cover over-allotments, if any (the “Additional Shares”, and together with the Firm Shares, the “Shares”). In addition, on March 18, 2009, Alcoa entered into an Underwriting Agreement (the “Convertible Notes Underwriting Agreement”) with the Representatives, as representatives of the several underwriters named therein, for the issuance and sale by Alcoa of $500,000,000 aggregate principal amount of 5.25% Convertible Notes due 2014 (the “Firm Convertible Notes”), and granted the underwriters an option exercisable for a period of 30 days to purchase up to $75,000,000 additional principal amount to cover over-allotments, if any (the “Additional Convertible Notes”, and together with the Firm Convertible Notes, the “Convertible Notes”). The Shares and the Convertible Notes were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3ASR filed by Alcoa and Alcoa Trust I on March 10, 2008 (File No. 333-149623). Copies of the Common Stock Underwriting Agreement and the Convertible Notes Underwriting Agreement are attached hereto as Exhibit 1(a) and Exhibit 1(b), respectively, and are incorporated herein by reference.

On March 19, 2009, Alcoa issued a press release announcing the pricing of the offerings of the Shares and the Convertible Notes. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

1(a)	Underwriting Agreement, dated March 18, 2009, relating to Common Stock between Alcoa Inc. and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated, as Representatives of the several underwriters named therein.

1(b)	Underwriting Agreement, dated March 18, 2009, relating to 5.25% Convertible Notes due 2014 between Alcoa Inc. and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated, as Representatives of the several underwriters named therein.

99	Alcoa Inc. press release dated March 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

	By:	/s/ J. Michael Schell
	Name:	J. Michael Schell
	Title:	Executive Vice President –
Date: March 19, 2009		Business Development and Law

EXHIBIT INDEX

Exhibit No.	Description
1(a)	Underwriting Agreement, dated March 18, 2009, relating to Common Stock between Alcoa Inc. and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated, as Representatives of the several underwriters named therein.

1(b)	Underwriting Agreement, dated March 18, 2009, relating to 5.25% Convertible Notes due 2014 between Alcoa Inc. and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated, as Representatives of the several underwriters named therein.

99	Alcoa Inc. press release dated March 19, 2009.

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